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                                     EXHIBIT 10.4



                                       October 3, 1997



Board of Directors
Western Pacific Airlines, Inc.
2864 S. Circle Dr.
Colorado Springs, CO 80906


Please acknowledge that I James R. Wikert hereby resign my seat on the board of directors effective immediately upon presentation of this letter to the board.

                             Sincerely,


                             Signed:/s/ James R. Wikert
                                    -------------------
                                    James R. Wikert

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